UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 16, 2026

Vertical Data Inc.

(Exact name of Registrant as specified in its charter)

Nevada	000-56812	99-2841705
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1980 Festival Plaza Drive, Suite 300

Las Vegas, Nevada 89135

(Address of Principal Executive Offices)

(888) 462-3453

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.0001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On September 23, 2026, Vertical Data Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”), to report the issuance of equity compensation to certain officers and the directors of the Company and to report the matters submitted to a vote of the holders of the Company’s common stock at the Company’s 2026 Annual Meeting of Stockholders, which was held on September 17, 2026 (the “Annual Meeting”). The Company is filing this Amendment No. 1 to the Current Report on Form 8-K/A (this “Amendment No. 1”) to amend the Original Form 8-K solely to file a copy of the file-stamped Certificate of Amendment (the “Certificate of Amendment”) to the Articles of Incorporation of the Company (the “Articles of Incorporation”) as Exhibit 3.2 to this Amendment No. 1, which was filed with the Secretary of State of the State of Nevada (the “Nevada Secretary of State”) on September 24, 2026. The file-stamped Certificate of Amendment filed as Exhibit 3.2 to this Amendment No. 1 was not available when the Company filed the Original Form 8-K with the SEC. The Company received written confirmation that the file-stamped Certificate of Amendment had been filed with the Nevada Secretary of State on September 24, 2026 and was deemed effective on such date.

The Company had disclosed in the Original Form 8-K that it would file an amendment to such filing to include as an exhibit a copy of the file-stamped Certificate of Amendment filed with the Nevada Secretary of State. Under Nevada law, a document issued by the Nevada Secretary of State that bears an official endorsement, digital seal, time/date stamp, or file-stamp, such as Exhibit 3.2 filed under this Amendment No. 1, indicates that such document has been formally filed and accepted into the State of Nevada’s public record. In addition, certain formatting modifications were made to the Certificate of Amendment reflected in Exhibit 3.2 to this Amendment No. 1 in order to be accepted by the digital commercial portal of the Nevada Secretary of State; however, no substantive changes were made that would edit, alter, modify, expand, or limit any rights, powers, preferences, or provisions set forth in the Certificate of Amendment that was filed as an exhibit to the Original Form 8-K.

For ease of reference, the Company is including as Exhibits to this Amendment No. 1 both of the Company’s charter document proposals (the Amended and Restated Bylaws (Exhibit 3.1) and the Certificate of Amendment to the Articles of Incorporation (Exhibit 3.2)) that were approved by the Company’s stockholders at the Annual Meeting. Except as described above, all other information in, and the exhibits to, the Original Form 8-K, remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Vertical Data Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (Commission File No. 000-56812) filed with the Securities and Exchange Commission on September 23, 2026)
3.2	Certificate of Amendment to the Articles of Incorporation of Vertical Data Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2026

VERTICAL DATA INC.

	By:	/s/ Deven Soni
	Name:	Deven Soni
	Title:	Chairman and Chief Executive Officer